UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04058

The Korea Fund, Inc.

(Exact name of registrant as specified in charter)

60 Victoria Embankment, London, United Kingdom EC4Y 0JP

(Address of principal executive offices) (Zip code)

Neil Martin

60 Victoria Embankment

London, United Kingdom EC4Y 0JP

(Name and address of agent for service)

Registrant’s telephone number, including area code: +44 207 742 3436

Date of fiscal year end: June 30

Date of reporting period: December 31, 2020

ITEM 1. REPORT TO STOCKHOLDERS

Semi-Annual Report

December 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.thekoreafund.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund’s stockholder servicing agent at (866) 706-0510.

If you prefer to receive paper copies of your shareholder reports after January 1, 2021, direct investors may inform the Fund at any time by calling the Fund’s stockholder servicing agent at (866) 706-0510. If you invest through a financial intermediary, you should contact your financial intermediary directly. Paper copies are provided free of charge and your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or all funds held in your account if you invest through your financial intermediary.

Semi-Annual Report

December 31, 2020

Table of Contents

1-4	Portfolio Manager’s Report

5-6	Performance & Statistics

7-9	Schedule of Investments

10	Statement of Assets and Liabilities

11	Statement of Operations

12	Statement of Changes in Net Assets

13	Financial Highlights

14-19	Notes to Financial Statements

20	Stockholder Meeting Results/Changes to the Board of Directors/New Investment Advisory Agreement/Proxy Voting Policies & Procedures

21-22	Privacy Policy

23-25	Matters Relating to the Directors’ Consideration of the Investment Management Agreement

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2020 (unaudited)

Overview

The following sections are provided by Allianz Global Investors

During the six-month period from July 1, 2020, to December 31, 2020, the MSCI Korea 25/50 Net Total Return USD Index rose by 53.07% in USD terms. The market registered strong gains over this period, powered by strong performances from electric vehicle (EV) related stocks and the technology sector. Meanwhile, cyclical sectors such as auto, chemicals, and steel began to see recovery in demand, especially from China where COVID-19 was well under control and industrial production recovered quickly. Policy support was a significant tailwind for equities, as global central banks and governments provided unprecedented amount of monetary and fiscal stimuli. The election of Mr. Joe Biden as the next U.S. president in November raised optimism towards green energy and EV, while news of COVID-19 vaccine approvals helped the market rally accelerate towards the end of 2020.

Compared to the relatively benign first half, COVID-19 had a mixed impact on the Korean economy during the reporting period. Industries such as chemicals thrived, as the need for protective gear, masks, and latex gloves led to supply tightness and strong product prices. Furthermore, the sector was helped by low input costs as a sharp decline in transportation demand pressured crude oil and refined product prices. The increase of time spent at home due to social distancing and work from home also boost global demand for home appliances and personal computers. On the other hand, growing number of COVID-19 cases in the second and third waves of infection forced the Korean government to implement stricter social distancing measures. The negative impact of these measures is likely to be a tail risk for the services sector and domestic consumption.

The bright spot was the EV battery sector, for which Korean players have established a strong global presence. Despite the slowdown in global auto sales in general due to COVID-19, sales of EVs experienced strong growth on the back of government subsidy programs and tighter emission guidelines in the European Union. As a result, EV battery demand has increased dramatically, allowing EV battery suppliers to achieve sufficient scale and become profitable. The stellar share price performance of pure EV manufacturers such as Tesla and Nio were also notable and boosted sentiment across the industry. Meanwhile, there were expectations that the Biden administration will enact more policies to tackle climate change, hence benefitting the EV industry.

Fund’s Performance

From July 1, 2020 to December 31, 2020, the total return of The Korea Fund, Inc.’s (the “Fund”) Net Asset Value (NAV) was 53.24% (net of fees) in U.S. dollar (“USD”) terms, outperforming the Fund’s benchmark, the MSCI Korea 25/50 Net Total Return USD Index.

12.31.20 |	The Korea Fund, Inc. Semi-Annual Report	1

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2020 (unaudited) (continued)

Performance Attribution Review

The Fund’s overweight position in Hyundai Motors, a global auto manufacturer, contributed positively to performance. The strong sales performance of its luxury brand, Genesis, led to an improvement in operating margins despite the headwinds from declining volumes caused by COVID-19. In addition, increasing footprint in the European EV markets contributed to an appreciation in Hyundai Motors’ share price. The Fund’s overweight position in Kumho Petrochemical, a maker of downstream chemical products, also helped our performance. The ongoing COVID-19 pandemic resulted in strong demand for latex, while input costs remained favorable as a result of low crude oil prices, leading to very strong margins. Lastly, the Fund’s performance was helped by an overweight position in Hyundai Glovis, a captive logistics company for Hyundai Motor group. The company’s share price rebounded on prospects of volume recovery for Hyundai Motor and Kia Motors.

Negative contributors over the reporting period include AfreecaTV, an e-sports live streaming platform. The company’s share price underperformed as continuing strict social distancing measures in Korea resulted in forced shutdown of its offline PC Café network. Also, the Fund’s overweight position in Seoul Viosys, a LED chip producer, detracted from performance. The company’s share price corrected on delayed adoption of its UV LED chips by home appliance manufacturers and news of COVID-19 vaccine developments. The Fund’s overweight position in CJ Logistics, a logistics service provider, also contributed negatively to our performance. Despite faster than expected growth in parcel delivery volumes, the company’s share price was weak on concerns over entrance of new competitors, as well as the company’s announcements of additional support measures for its parcel delivery personnel which may dilute margins.

Outlook

The following section is provided by JPMorgan Asset Management (Asia Pacific)

While the near term outlook is clouded by COVID-19 and geopolitical uncertainties, we are positive on the Korean equity market for three key reasons:

1) Accelerating and above trend growth for 2021: We expect GDP growth of 3.3% in 2021, versus -1.2% in 2020. Third quarter GDP grew 8.8% quarter on quarter – after contracting 4% and 12% in 1Q and 2Q, respectively. A rebound in exports led the recovery while private consumption and investments were less bad than initially expected. The fourth quarter 2020 and first half of 2021 looks to be on the same path of improvement. Despite the COVID-19 resurgence in various parts of the world, Korea’s export momentum also remains constructive for the first quarter of 2021, with December export growth (+12.6%) reporting strongest growth in 26 months. The export growth was led by semiconductors and other IT goods. For overall 2020,

2	The Korea Fund, Inc. Semi-Annual Report	| 12.31.20

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2020 (unaudited) (continued)

Korea’s export fell 5.4% but significantly outperformed the rest of the worlds -9.2%. We believe Korean exports can continue to outpace the rest of the world in 2021. On the domestic front, consumption has been hurt by the latest wave of COVID-19 infections and tightened social distancing measures. However, this is unlikely to derail Korea’s growth recovery given: (1) the vaccine rollout is expected to start from February in Korea; (2) daily new cases are showing signs of coming down and; (3) the private sector appears to have adapted to this new COVID-19 normal.

2) Continued supportive fiscal and monetary policies: Korea’s budget deficit for 2020 is expected to be ~5%, much lower than other nations thanks to better management of the COVID-19 crisis. Korea’s debt/GDP ratio remains well managed at ~45% and there is ample room to expand which the government is committed to. With regional elections in April 2021 and the Presidential election in 2022, 2021 fiscal expenditure is likely to remain elevated. A significant part of spending will be in Korea’s own “New Deal” announced in 3Q20 – which is a W160Tn ($145Bn) investment program set to run through 2025 to create 1.9 million new jobs in areas of 1) digital – data, network, AI, digital education, and support for the transition of traditional businesses to on-line; 2) green – green infrastructure, green growth (low/no carbon energy) and green environment; and 3) enlargement of the social safety net support for job transition, creation and re-education.

3) Improving semiconductor cycle: On the back of a global recovery and increased demand from new applications such as EV and 5G. Current consensus estimates are ~30% net profit growth each for 2021/2022. Samsung Electronics is not alone in leading the exports. Korea has leadership in areas on EV batteries and biotech.

The information contained herein has been obtained from sources believed to be reliable but the investment adviser and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are solely those of the Fund’s Portfolio Manager and are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund’s annual and semi-annual reports, proxy statement and other Fund information, which may be obtained by contacting your financial adviser or visiting the Fund’s website at www.thekoreafund.com.

This information is unaudited and is intended for informational purposes only. It is presented only to provide information on investment strategies and opportunities. The Fund seeks long-term capital appreciation through investment in securities, primarily equity securities, of Korean

12.31.20 |	The Korea Fund, Inc. Semi-Annual Report	3

The Korea Fund, Inc. Portfolio Manager’s Report

December 31, 2020 (unaudited) (continued)

companies. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares are sold on the open market through a stock exchange, where shares may trade at a premium or a discount. Holdings are subject to change daily.

Due to the change of Investment Adviser effective January 1, 2021, the Outlook section of the above Portfolio Manager’s Report was written by the JPMorgan Asset Management (Asia Pacific) Limited portfolio manager.

4	The Korea Fund, Inc. Semi-Annual Report	| 12.31.20

The Korea Fund, Inc. Performance & Statistics

December 31, 2020 (unaudited)

Total Return(1)	6 Months	1 Year	5 Year	10 Year
Market Price	57.96%	36.88%	10.87%	4.65%
Net Asset Value (“NAV”)	53.24%	38.50%	11.51%	4.87%
MSCI Korea 25/50 Index (Total Return)(2)	53.07%	40.39%	13.77%	5.80%
MSCI Korea Index (Total Return)(2)	56.01%	44.64%	15.56%	6.60%

Premium (Discount) to NAV:

December 31, 2010 to December 31, 2020

Industry Breakdown (as a % of net assets):

Market Price/NAV:
Market Price	$40.35
NAV(3)	$47.09
Discount to NAV	-14.31%

Ten Largest Holdings (as a % of net assets):
Samsung Electronics Co., Ltd.
Manufacturer of electronic parts	24.3%
SK Hynix, Inc.
Manufacturer of memory and non-memory semiconductors	8.2%
Hyundai Motor Co.
Manufacturer and distributor of automobiles and automobile parts	4.9%
LG Chem Ltd.
Manufacturer of petrochemical goods and electronic materials	4.8%*
NAVER Corp.
Internet content service operator	4.5%
POSCO
Manufacturer of steel products	4.4%
Samsung SDI Co., Ltd.
Manufacturer of digital display devices	3.8%
LG Household & Health Care Ltd.
Manufacturer of household goods, cosmetics and beverages	3.5%*
Celltrion, Inc.
Manufacturer of biopharmaceutical products	3.3%
SK Innovation Co., Ltd.
Manufacturer and distributor of petroleum products	3.2%

*	Includes common and preferred stock holdings.

12.31.20 |	The Korea Fund, Inc. Semi-Annual Report	5

The Korea Fund, Inc. Performance & Statistics

December 31, 2020 (unaudited) (continued)

Notes to Performance & Statistics:

(1)	Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.
Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.
An investment in the Fund involves risk, including the loss of principal. Total return, market price and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.
(2)	Morgan Stanley Capital International (“MSCI”) Korea Index is a market capitalization-weighted index of equity securities of companies domiciled in Korea. The index is designed to represent the performance of the Korean stock market and excludes certain market segments unavailable to U.S. based investors. The MSCI Korea Index (Total Return) returns assume reinvestment of dividends (net of foreign withholding taxes) and, unlike Fund returns, do not reflect any fees or expenses. Effective July 1, 2017, the Board approved The MSCI Korea 25/50 Index (Total Return) as the primary benchmark for the Fund. The MSCI Korea 25/50 Index (Total Return) is designed to measure the performance of the large and mid cap segments of the Korean market. It applies certain investment limits that are imposed on regulated investment companies, or RICs, under the current US Internal Revenue Code. One requirement of a RIC is that at the end of each quarter of its tax year no more than 25% of the value of the RIC’s assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the fund should not exceed 50% of the fund’s total assets. The index covers approximately 85% of the free float-adjusted market capitalization in Korea. The returns assume reinvestment of dividends (net of foreign withholding taxes) but do not reflect any fees or expenses. It is not possible to invest directly in an index. Total Return for a period of more than one year represents the average annual return. Total return for a period of less than one year is not annualized.
(3)	The NAV disclosed in the Fund’s financial statements may differ from this NAV due to accounting principles generally accepted in the United States of America.

6	The Korea Fund, Inc. Semi-Annual Report	| 12.31.20

The Korea Fund, Inc. Schedule of Investments

December 31, 2020 (unaudited)

Shares		Value
COMMON STOCK–96.4%
	Air Freight & Logistics–0.4%
6,141	Hyundai Glovis Co., Ltd.	$ 1,042,017

	Auto Components–2.2%
21,783	Hyundai Mobis Co., Ltd.	5,126,978

	Automobiles–6.6%
65,673	Hyundai Motor Co. (c)	11,640,733
68,360	Kia Motors Corp.	3,938,681

		15,579,414

	Banks–4.6%
92,514	Hana Financial Group, Inc.	2,946,696
97,876	KB Financial Group, Inc.	3,887,342
138,515	Shinhan Financial Group Co., Ltd.	4,110,163

		10,944,201

	Biotechnology–4.3%
23,626	Celltrion, Inc. (c)	7,820,146
14,033	Hugel, Inc. (c)	2,427,788

		10,247,934

	Capital Markets–1.1%
35,388	Korea Investment Holdings Co., Ltd.	2,578,663

	Chemicals–5.8%
16,589	Kumho Petrochemical Co., Ltd.	2,219,465
15,024	LG Chem Ltd.	11,424,494

		13,643,959

	Electronic Equipment, Instruments & Components–5.2%
4,395	LG Innotek Co., Ltd.	740,296
15,493	Samsung Electro-Mechanics Co., Ltd.	2,544,310
15,472	Samsung SDI Co., Ltd.	8,966,759

		12,251,365

	Entertainment–2.4%
6,724	NCSoft Corp.	5,772,898

	Food & Staples Retailing–0.4%
6,380	E-MART, Inc.	890,914

	Healthcare Providers & Services–0.6%
8,833	Celltrion Healthcare Co., Ltd. (c)	1,328,218

	Hotels, Restaurants & Leisure–0.8%
89,595	Kangwon Land, Inc.	1,941,316

	Household Durables–1.2%
22,531	LG Electronics, Inc.	2,805,597

	Industrial Conglomerates–1.7%
18,534	Samsung C&T Corp.	2,359,269
6,939	SK Holdings Co., Ltd.	1,539,482

		3,898,751

	Insurance–0.6%
20,241	Samsung Life Insurance Co., Ltd.	1,477,016

12.31.20 |	The Korea Fund, Inc. Semi-Annual Report	7

The Korea Fund, Inc. Schedule of Investments

December 31, 2020 (unaudited) (continued)

Shares		Value
	Interactive Media & Services–8.8%
73,810	AfreecaTV Co., Ltd.	$4,115,943
16,882	Kakao Corp.	6,057,607
39,637	NAVER Corp.	10,684,909

		20,858,459

	Life Sciences Tools & Services–0.6%
1,898	Samsung Biologics Co., Ltd. (a)(c)	1,445,076

	Machinery–0.7%
16,350	Korea Shipbuilding & Offshore Engineering Co., Ltd. (c)	1,637,485

	Metals & Mining–4.8%
2,792	Korea Zinc Co., Ltd.	1,033,931
41,686	POSCO	10,416,474

		11,450,405

	Multi-Line Retail–0.4%
4,344	Shinsegae, Inc.	959,483

	Oil, Gas & Consumable Fuels–3.2%
43,121	SK Innovation Co., Ltd.	7,563,443

	Personal Products–3.5%
5,495	LG Household & Health Care Ltd.	8,201,417

	Pharmaceuticals–0.9%
6,073	SK Biopharmaceuticals Co., Ltd. (c)	946,710
18,569	Yuhan Corp.	1,285,777

		2,232,487

	Road & Rail–1.6%
24,235	CJ Logistics Corp. (c)	3,696,675

	Semiconductors & Semiconductor Equipment–9.2%
41,788	ITM Semiconductor Co., Ltd. (c)	2,191,784
178,820	SK Hynix, Inc.	19,532,234

		21,724,018

	Specialty Retail–0.4%
13,552	Hotel Shilla Co., Ltd.	1,028,118

	Technology Hardware, Storage & Peripherals–24.4%
772,255	Samsung Electronics Co., Ltd.	57,668,504

	Total Common Stock (cost–$108,990,141)	227,994,811

PREFERRED STOCK–1.9%
	Chemicals–1.6%
10,764	LG Chem Ltd.	3,789,301

	Personal Products–0.3%
990	LG Household & Health Care Ltd.	654,897

	Total Preferred Stock (cost–$2,627,557)	4,444,198

	Total Investments (cost–$111,617,698) (b)–98.3%	232,439,009
	Other assets less liabilities–1.7%	3,951,347

	Net Assets–100.0%	$236,390,356

8	The Korea Fund, Inc. Semi-Annual Report	| 12.31.20

The Korea Fund, Inc. Schedule of Investments

December 31, 2020 (unaudited) (continued)

Notes to Schedule of Investments:

(a)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Security with a value of $1,445,076, representing 0.6% of net assets.
(b)	Securities with an aggregate value of $232,439,009, representing 98.3% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(c)	Non-income producing.
(d)	Fair Value Measurements – See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 12/31/20

Investments in Securities—Assets

Common Stock	—	$227,994,811	—	$227,994,811

Preferred Stock	—	4,444,198	—	4,444,198

Totals	—	$232,439,009	—	$232,439,009

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended December 31, 2020, was as follows:

	Beginning Balance 6/30/20	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 12/31/20

Investments in Securities—Assets

Common Stock:

Pharmaceuticals	$214,576	$—	$—	$—	$—	$732,134	$—	$(946,710)	$—

*	Transferred out of Level 3 and into Level 2 as a result of securities trading outside of the U.S. whose values were adjusted by the application of a modeling tool at December 31, 2020.

See accompanying Notes to Financial Statements	| 12.31.20 |	The Korea Fund, Inc. Semi-Annual Report	9

The Korea Fund, Inc. Statement of Assets and Liabilities

December 31, 2020 (unaudited)

Assets:

Investments, at value (cost–$111,617,698)	$232,439,009

Cash	373,740

Foreign currency, at value (cost–$4,325,236)	4,338,663

Dividends receivable (net of foreign withholding taxes)	1,939,455

Prepaid expenses and other assets	47,077

Total Assets	239,137,944

Liabilities:

Distributions payable to stockholders	2,637,997

Accrued expenses and other liabilities	109,591

Total Liabilities	2,747,588

Net Assets	$236,390,356

Net Assets:

Common Stock:

Par value ($0.01 per share, applicable to 5,019,976 shares issued and outstanding)	$50,200

Paid-in-capital in excess of par	127,230,727

Total distributable earnings	109,109,429

Net Assets	$236,390,356

Net Asset Value Per Share	$47.09

10	The Korea Fund, Inc. Semi-Annual Report	| 12.31.20 |	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Statement of Operations

Six Months ended December 31, 2020 (unaudited)

Investment Income:

Dividends (net of foreign withholding taxes of $425,446)	$2,101,399

Interest (net of foreign withholding taxes of $75)	497

Securities lending income, including income from invested cash collateral (net of rebates)	14

Total Investment Income	2,101,910

Expenses:

Investment management	707,802

Legal	142,294

Directors	99,161

Custodian and accounting agent	59,556

Insurance	54,528

Audit and tax services	42,575

Stockholder communications	16,716

Transfer agent	12,128

New York Stock Exchange listing	10,132

Miscellaneous	31,725

Total Expenses	1,176,617

Net Investment Income	925,293

Realized and Change in Unrealized Gain (Loss):

Net realized gain on:

Investments	1,008,053

Foreign currency transactions	218,118

Net change in unrealized appreciation/depreciation of:

Investments	80,814,074

Foreign currency transactions	25,428

Net realized and change in unrealized gain	82,065,673

Net Increase in Net Assets Resulting from Investment Operations	$82,990,966

See accompanying Notes to Financial Statements	| 12.31.20 |	The Korea Fund, Inc. Semi-Annual Report	11

The Korea Fund, Inc. Statement of Changes in Net Assets

	Six Months ended December 31, 2020 (unaudited)	Year ended June 30, 2020

Investment Operations:

Net investment income	$925,293	$816,176

Net realized gain (loss)	1,226,171	(8,261,211)

Net change in unrealized appreciation/depreciation	80,839,502	(1,131,640)

Net increase (decrease) in net assets resulting from investment operations	82,990,966	(8,576,675)

Distributions to Stockholders from:

Distributable earnings	(2,637,997)	(360,257)

Common Stock Transactions:

Cost of shares repurchased	(707,632)	(2,410,552)

Total increase (decrease) in net assets	79,645,337	(11,347,484)

Net Assets:

Beginning of period	156,745,019	168,092,503

End of period	$236,390,356	$156,745,019

Shares Activity:

Shares outstanding, beginning of period	5,040,949	5,128,007

Shares repurchased	(20,973)	(87,058)

Shares outstanding, end of period	5,019,976	5,040,949

12	The Korea Fund, Inc. Semi-Annual Report	| 12.31.20 |	See accompanying Notes to Financial Statements

The Korea Fund, Inc. Financial Highlights

For a share of stock outstanding throughout each period^:

	Six Months ended December 31, 2020 (unaudited)		Year ended June 30,
			2020	2019	2018	2017		2016
Net asset value, beginning of period	$31.09		$32.78	$42.39	$44.65	$36.68		$44.80
Investment Operations:
Net investment income (1)	0.18		0.16	0.22	0.20	0.16		0.11
Net realized and change in unrealized gain (loss)	16.33		(1.85)	(4.76)	1.13	7.75		(4.11)
Total from investment operations	16.51		(1.69)	(4.54)	1.33	7.91		(4.00)
Dividends and Distributions to Stockholders from:
Net investment income	(0.53)		(0.07)	(0.61)	(0.23)	(0.28)		—
Net realized gains	—		—	(4.62)	(3.80)	(0.05)		(4.35)
Total dividends and distributions to stockholders	(0.53)		(0.07)	(5.23)	(4.03)	(0.33)		(4.35)
Common Stock Transactions:
Accretion to net asset value resulting from share repurchases and tender offer	0.02		0.07	0.16	0.44	0.39		0.23
Net asset value, end of period	$47.09		$31.09	$32.78	$42.39	$44.65		$36.68	(2)
Market price, end of period	$40.35		$25.85	$28.84	$38.26	$40.04		$32.33
Total Return: (3)
Net asset value	53.24%		(4.96)%	(9.92)%	3.39%	22.83%		(8.35	)%(2)
Market price	57.96%		(10.15)%	(10.97)%	4.41%	25.09%		(8.75)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$236,390		$156,745	$168,093	$227,318	$259,976		$256,289
Ratio of expenses to average net assets	1.25	%(4)	1.22%	1.25%	1.13%	1.18	%(5)	1.20%
Ratio of net investment income to average net assets	0.98	%(4)	0.52%	0.62%	0.43%	0.40	%(5)	0.28%
Portfolio turnover rate	21%		42%	27%	69%	67%		44%

^	A “—” may reflect actual amounts rounding to less than $0.01 or 0.01%.
(1)	Calculated on average common shares outstanding during the period.
(2)	Payments from Affiliates increased the end of year net asset value and total return by less than $0.01 and0.01%, respectively.
(3)	Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return on net asset value may reflect adjustments to conform to U.S. GAAP. Total investment return for a period of less than one year is not annualized.
(4)	Annualized.
(5)	Inclusive of tender offer expenses of 0.05%.

See accompanying Notes to Financial Statements	| 12.31.20 |	The Korea Fund, Inc. Semi-Annual Report	13

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2020 (unaudited)

1. Organization and Significant Accounting Policies

The Korea Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended, as a closed-end, non-diversified management investment company organized as a Maryland corporation, and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. Until 31st December 2020, Allianz Global Investors U.S. LLC (“AllianzGI U.S.” or the “Investment Manager”) served as the Fund’s investment manager. AllianzGI U.S. is an indirect, wholly-owned subsidiary of PFP Holdings, Inc. and is a member of Munich-based Allianz Group. The Fund has authorized 200 million shares of common stock with $0.01 par value. See Note 8 Subsequent Events below for details of the appointment of JPMorgan Asset Management (Asia Pacific) Limited as Investment Adviser, with effect from January 1, 2021.

The Fund’s investment objective is to seek long-term capital appreciation through investment in securities, primarily equity securities, of Korean companies. There can be no assurance that the Fund will meet its stated objective.

The preparation of the Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

Like many other companies, the Fund’s organizational documents provide that its officers (“Officers”) and the Board of Directors of the Fund (the “Board” or the “Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, both in some of its principal service contracts and in the normal course of its business, the Fund enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Directors’ maximum exposure under these arrangements is unknown as this could involve future claims against the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are valued at market value. Market values is for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or independent pricing services. For foreign equity securities (with certain exceptions, if any), the Fund fair values its securities daily using modeling tools provided by a statistical research service. This service utilizes statistics and programs based on historical performance of markets and other economic data (which may include changes in the value of U.S. securities or security indices). Investments in mutual funds are valued at the net asset value (“NAV”) as reported on each business day.

Portfolio securities and other financial instruments for which market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), are fair valued, in good faith, pursuant to procedures established by the Board, or persons acting at their discretion pursuant to procedures established by the Board. The Fund’s investments are valued daily and the Fund’s NAV is calculated as of the close of regular trading (normally 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. In unusual circumstances, the Board or the Valuation Committee may in good faith determine the NAV as of 4:00 p.m., Eastern Time, notwithstanding an earlier, unscheduled close or halt of trading on the NYSE.

Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost unless the Board or its Valuation Committee determines that particular circumstances dictate otherwise.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed.

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1—quoted prices in active markets for identical investments that the Fund has the ability to access

14	The Korea Fund, Inc. Semi-Annual Report	| 12.31.20

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2020 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

•

Level 2—valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•

Level 3—valuations based on significant unobservable inputs (including the Investment Manager’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the six months ended December 31, 2020 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. GAAP.

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Fund generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Fund’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Fund’s valuation procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security’s sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available.

Equity Securities (Common and Preferred Stock)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income on uninvested cash is recorded upon receipt. Dividend income is recorded on the ex-dividend date. Korean-based corporations have generally adopted calendar year-ends, and their interim and final corporate actions are normally approved, finalized and announced by their boards of directors and stockholders in the first and third quarters of each calendar year. Generally, estimates of their dividends are accrued on the ex-dividend date principally in the prior December and/or June period ends. These dividend announcements are recorded by the Fund on such ex-dividend dates. Any subsequent adjustments thereto by Korean corporations are recorded when announced. Presently, dividend income from Korean equity investments is earned primarily in the last calendar quarter of each year, and will be received primarily in the first calendar quarter of the following year. Certain other dividends and related withholding taxes, if applicable, from Korean securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends and taxes. Dividend and interest income on the Statement of Operations are shown net of any foreign taxes withheld on income from foreign securities.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Fund may be subject to excise tax based on distributions to stockholders.

12.31.20 |	The Korea Fund, Inc. Semi-Annual Report	15

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2020 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Fund’s tax positions for all open tax years.

As of December 31, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Fund’s U.S. federal income tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

(e) Foreign Investment and Exchange Controls in Korea

The Foreign Exchange Transaction Act, the Presidential Decree relating to such Act and the regulations of the Minister of Strategy and Finance (formerly known as Minister of Finance and Economy) issued thereunder impose certain limitations and controls which generally affect foreign investors in Korea. Through August 18, 2005, the Fund had a license from the Ministry of Finance and Economy to invest in Korean securities and to repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Korean securities or to repatriate from investment principal up to 10% of the NAV (taken at current value) of the Fund (except upon termination of the Fund, or for expenses in excess of Fund income, in which case the foregoing restriction shall not apply). Under the Foreign Exchange Transaction Act, the Minister of Strategy and Finance has the power, with prior (posterior in case of urgency) public notice of scope and duration, to suspend all or a part of foreign exchange transactions when emergency measures are deemed necessary in case of radical change in the international or domestic economic situation. The Fund could be adversely affected by delays in, or the refusal to grant, any required governmental approval for such transactions.

The Fund relinquished its license from the Korean Ministry of Finance and Economy effective August 19, 2005. The Fund had engaged in negotiations with the Korean Ministry of Finance and Economy concerning the feasibility of the Fund’s license being amended to allow the Fund to repatriate more than 10% of Fund capital. However, the Ministry of Finance and Economy advised the Fund that the license cannot be amended as a result of a change in the Korean regulations. As a result of the relinquishment of the license, the Fund is subject to the Korean securities transaction tax equal to 0.25% of the fair market value of any portfolio securities transferred by the Fund on the Korea Exchange and 0.45% of the fair market value of any portfolio securities transferred outside of the Korea Exchange. The relinquishment did not otherwise affect the Fund’s operations. For the six months ended December 31, 2020, the Fund incurred $111,591 in transaction taxes in connection with portfolio securities transferred by the Fund on the Korea Exchange. Net realized gain (loss) on investments on the Statement of Operations is shown net of the transaction taxes incurred by the Fund.

Certain securities held by the Fund may be subject to aggregate or individual foreign ownership limits. These holdings are in industries that are deemed to be of national importance.

(f) Dividends and Distributions

The Fund declares dividends from net investment income and distributions of net realized capital gains, if any, at least annually. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to stockholders from return of capital.

(g) Foreign Currency Translation

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market values of investments and other assets and liabilities denominated in foreign currencies are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

At December 31, 2020, the Korean WON (“~~W~~”)/U.S. $ exchange rate was ~~W~~ 1,086.30 to $1.

16	The Korea Fund, Inc. Semi-Annual Report	| 12.31.20

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2020 (unaudited) (continued)

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, foreign currency risk.

To the extent the Fund directly invests in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund. The local emerging market currencies in which the Fund may be invested may experience substantially greater volatility against the U.S. dollar than the major convertible currencies in developed countries.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The Fund may be subject to increased risk to the extent it allocates assets among investment styles and certain styles under-perform relative to other investment styles.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market. In addition, market risk includes the risk that local, regional or global events, including geopolitical and other events may disrupt the economy on a national or global level. For example, events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the economy or the markets for financial instruments and, as a result, could have a significant impact on the Fund and its investments. As a further example, an outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread globally, being designated as a pandemic in early 2020. The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions; mandatory stay-at-home and work-from-home orders in numerous countries, including the United States; significant disruptions to business operations, supply chains and customer activity, as well as mandatory business closures; lower consumer demand for goods and services; event cancellations and restrictions; cancellations, reductions and other changes in services; significant challenges in healthcare service preparation and delivery; public gathering limitations and prolonged quarantines; and general concern and uncertainty. These effects have exacerbated the significant risks inherent in market investments, and the COVID-19 pandemic has already meaningfully disrupted the global economy and markets, causing market losses across a range of asset classes, as well as both heightened market volatility and increased illiquidity for trading. Although the long-term economic fallout of COVID-19 is difficult to predict, it has the potential to continue to have ongoing material adverse effects on the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Health crises caused by the outbreak of COVID-19 may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems. The COVID-19 pandemic and its effects may be short term or may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. Furthermore, the ability of the Investment Manager or its affiliates to operate effectively, including the ability of personnel to function, communicate and travel to the extent necessary to carry out the Fund’s investment strategies and objectives, may be materially impaired. All of the foregoing

12.31.20 |	The Korea Fund, Inc. Semi-Annual Report	17

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2020 (unaudited) (continued)

2. Principal Risks (continued)

could impair Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the respective Fund.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Investment Manager seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

3. Investment Manager

The Fund has an Investment Management Agreement (the “Management Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs, and other administrative matters. Pursuant to the Management Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.75% of the value of the Fund’s average daily net assets up to $250 million; 0.725% of the next $250 million of average daily net assets; 0.70% of the next $250 million of average daily net assets; 0.675% of the next $250 million of average daily net assets and 0.65% of average daily net assets in excess of $1 billion. For the six months ended December 31, 2020, the Fund paid investment management fees at an effective rate of 0.750% of the Fund’s average daily net assets. See Note 8 Subsequent Events below for details of the appointment of JPMorgan Asset Management (Asia Pacific) Limited as Investment Adviser, with effect from January 1, 2021.

4. Investments in Securities

For the six months ended December 31, 2020, purchases and sales of investments, other than short-term securities were $39,340,907 and $44,488,653, respectively.

5. Income Tax Information

At December 31, 2020, the cost basis of portfolio securities for federal income tax purposes was $111,617,698. Gross unrealized appreciation was $121,168,792; gross unrealized depreciation was $347,481; and net unrealized appreciation was $120,821,311. The difference between book and tax cost basis was attributable to wash sale loss deferrals.

6. Discount Management Program

The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common stock outstanding as of the close of business on June 30 the prior year, but will permit shares to be repurchased at differing discount trigger levels that will not be announced. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Manager.

For the six months ended December 31, 2020, the Fund repurchased 20,973 shares of its common stock on the open market, which represented approximately 0.4% of the shares outstanding at June 30, 2020 at a total cost, inclusive of commissions ($0.015 per share), of $823,832 at a per-share weighted average discount NAV of 14.14%. For the year ended June 30, 2020, the Fund repurchased 87,058 shares of its common stock on the open market, which represented approximately 2% of the shares outstanding at June 30, 2019 at a total cost, inclusive of commissions ($0.015 per share), of $2,410,552 at a per-share weighted average discount to NAV of 11.75%.

7. Fund Ownership

At December 31, 2020, the City of London Investment Group PLC, Lazard Asset Management LLC, 1607 Capital Partners and the Gates William Henry held approximately 37%, 17%, 11% and 7%, respectively, of the Fund’s outstanding shares. Investment activities of these stockholders could have a material impact to the Fund.

8. Subsequent Events

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

18	The Korea Fund, Inc. Semi-Annual Report	| 12.31.20

The Korea Fund, Inc. Notes to Financial Statements

December 31, 2020 (unaudited) (continued)

8. Subsequent Events (continued)

Effective January 1, 2021, the Fund transitioned its day-to-day portfolio management, administration, fund accounting, custody and other services to JPMorgan. JPMorgan Asset Management (Asia Pacific) Limited (‘JPMAMAP’) will serve as investment adviser of the Fund. Under the new Management Agreement, effective from January 1, 2021, JPMAMAP, will receive an annual fee, payable monthly, at the annual rate of 0.70% of the value of the Fund’s average daily net assets up to $250 million and 0.65% of average daily net assets in excess of $250 million.

The Korea Fund, Inc. has filed a notice under the Commodity Exchange Act under Regulation 4.5 that The Korea Fund, Inc. is operated by JPMorgan Asset Management (Asia Pacific) Limited, a registered investment adviser that has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

There were no other subsequent events identified that require recognition or disclosure.

12.31.20 |	The Korea Fund, Inc. Semi-Annual Report	19

The Korea Fund, Inc. Stockholder Meeting Results/Changes to the Board of

Directors/Proxy Voting Policies & Procedures (unaudited)

Stockholder Meeting Results

Changes to the Board of Directors

The Fund held a meeting of stockholders on October 21, 2020. Stockholders voted as indicated below:

	Affirmative	Against	Abstain
Election of Matthew J. Sippel who serves as a Class II Director	4,201,826	195,647	18,621

Mr Julian Reid, who serves as a Class I Director and Mr Richard A. Silver, who serves as a Class II Director, continue to serve as Directors of the Fund.

Christopher B. Brader did not stand for re-election, and was no longer a Director of the Fund, effective October 21, 2020.

New Investment Advisory Agreement

The Fund held a meeting of stockholders on December 11, 2020. Stockholders voted as indicated below:

	Affirmative	Against	Abstain
Approval of a new Investment Advisory Agreement between The Korea Fund, Inc. and JPMorgan Asset Management (Asia Pacific) Limited	3,630,588	57,006	3,551

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s stockholder servicing agent at (866) 706-0510; (ii) on the Fund’s website at www.thekoreafund.com; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

20	The Korea Fund, Inc. Semi-Annual Report	| 12.31.20

The Korea Fund, Inc. Privacy Policy (unaudited)

FACTS	WHAT DOES THE KOREA FUND, INC. DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎  Social Security number and account balances

∎  transaction history and account transactions

∎  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Korea Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does The Korea Fund, Inc. share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For marketing purposes — to offer our products and services to you	YES	NO
For joint marketing with other financial companies	NO	WE DON’T SHARE
For our affiliates’ everyday business purposes — information about your transactions and experiences	NO	WE DON’T SHARE
For our affiliates’ everyday business purposes — information about your creditworthiness	NO	WE DON’T SHARE
For nonaffiliates to market to you	NO	WE DON’T SHARE

QUESTIONS?	Call 1-866-706-0510 or go to www.thekoreafund.com

12.31.20 |	The Korea Fund, Inc. Semi-Annual Report	21

The Korea Fund, Inc. Privacy Policy (unaudited) (continued)

Who we are
Who is providing this notice?	The Korea Fund, Inc.

What we do
How does The Korea Fund, Inc. protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does The Korea Fund, Inc. collect my personal information?

We collect your personal information, for example, when you:

∎  open an account or provide account information

∎  give us your contact information or pay us by check

∎  make wire transaction

We also collect your personal information from others such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎  sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎  affiliates from using your information to market to you

∎  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ∎ The Korea Fund, Inc. does not share with affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ The Korea Fund, Inc. does not share with nonaffiliates so that they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ The Korea Fund, Inc. does not jointly market.

22	The Korea Fund, Inc. Semi-Annual Report	| 12.31.20

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited)

The 1940 Act requires that the Board and a majority of the Independent Directors, voting separately, approve the Proposed Investment Advisory Agreement with JPMorgan Asia on behalf of the Fund (as used in this section, the “Agreement”). The Fund’s Board is comprised of three Directors, all of whom are Independent Directors. At a video/telephonic meeting1 held on November 6, 2020, the Board approved the Proposed Investment Advisory Agreement at the recommendation of the Board’s Contracts Committee, which is comprised of all three Independent Directors. Throughout the Board’s process for reviewing the Agreement, the Independent Directors received legal advice from legal counsel that is experienced in 1940 Act matters, and with whom they met separately throughout the process.

The Directors believe that AllianzGI U.S. has served the Fund well for many years. However, AllianzGI U.S. announced earlier this year (in July 2020) its intention to transition away from the business of serving as sponsor/administrator of U.S. registered open- and closed-end funds on or about the end of calendar 2020. Upon learning of this development, the Fund’s Board conducted a search process which involved consideration of and interviews with several large asset management firms with experience managing investment vehicles that focus on Korean equity securities such as the Fund, and closed-end funds in particular. Following completion of the search process, on August 28, 2020, the Fund announced that it had determined to pursue arrangements with JPMorgan Asia and its affiliates to replace AllianzGI U.S. as investment adviser and administrator to the Fund.

Following negotiations with JPMorgan regarding the terms and arrangements under the proposed Investment Advisory Agreement and the Other JPMorgan Agreements, the Directors provided a written request for information from JPMorgan Asia and other applicable JPMorgan Entities to provide all information as may reasonably be necessary for the Directors to evaluate the terms of the Proposed Investment Advisory Agreement and other applicable proposed arrangements in connection with the Transition. In response to this request, the Board received and relied upon materials provided by JPMorgan Asia and other JPMorgan Entities, which included, among other items:

(i) information regarding the Korean equity investment strategy and approach to be used by JPMorgan Asia in managing the Fund’s portfolio, including information regarding JPMorgan’s clients and assets under management with a similar investment strategy;

(ii) information regarding the background and qualifications of the portfolio managers and other personnel at JPMorgan Asia who would provide investment management, research, portfolio trading and other asset management services on behalf of the Fund and related technologies and systems in place at JPMorgan Asia;

(iii) information regarding how the Korean equity strategy to be used by JPMorgan Asia in managing the Fund’s portfolio differs from the approach used by AllianzGI U.S., including estimates of anticipated portfolio turnover and related costs to the Fund in connection with the Transition;

(iv) information regarding the overall organization of JPMorgan Asia and other applicable JPMorgan Entities (including JPMorgan Chase and JPMorgan Funds), including information regarding clients and assets under management, financial resources and results, and senior management and other personnel who would provide administrative, fund accounting, legal, compliance, custody and other services to the Fund, including the current Form ADV of JPMorgan Asia and the most recent audit financial statements of JPMorgan Asia’s parent company, JPMorgan Chase & Co., and a recent balance sheet of JPMorgan Asia;

(v) information compiled from Morningstar regarding the investment performance of JPMorgan funds and accounts that focus on Korean equity securities for various time periods ended August 31, 2020 in comparison to the investment performance of the Fund and a comparative peer group of funds and an applicable benchmark index;

(vi) information compiled from Morningstar regarding the proposed investment management fees and estimated total annual expenses of the Fund under the Proposed Investment Advisory Agreement and other contemplated arrangements with JPMorgan in comparison to the Fund’s current fees and expenses with AllianzGI U.S. as investment manager and with the fees and expenses of a comparative peer group of funds;

(vii) information regarding the investment management fees and expenses of comparable funds and accounts managed by JPMorgan Asia with a Korean equity focus;

(viii) information regarding the estimated annual profitability to JPMorgan Asia from its relationship with the Fund under the Proposed Investment Advisory Agreement and other arrangements with JPMorgan;

1 The Board and the Independent Directors determined to rely on the relief granted by an order issued by the U.S. Securities and Exchange Commission (the “SEC”) that permits fund boards of directors to approve advisory contracts at a meeting held remotely rather than in-person in response to the impact of COVID-19 on investment advisers and funds.

12.31.20 |	The Korea Fund, Inc. Semi-Annual Report	23

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited) (continued)

(ix) descriptions of various administrative, compliance, legal, fund accounting, vendor oversight and other services to be provided to the Fund by JPMorgan Entities following the Transition and the related experience of the JPMorgan Entities in these areas, and the experience and qualifications of JPMorgan personnel who will be responsible for providing such services, including personnel who will be proposed to serve as the Fund’s principal executive officers (including President, Treasurer, Chief Compliance Officer and Chief Legal Officer) following the Transition;

(x) descriptions of the compliance policies and program of JPMorgan Asia and other JPMorgan Entities that will be applied and implemented for the Fund, including those relating to potential conflicts of interest;

(xi) descriptions of the various programs in place at JPMorgan Asia and otherwise at JPMorgan to oversee and manage various categories of investment, operational, business and strategic and other risks, including with respect to business continuity and disaster recovery and cybersecurity and data security risks;

(xii) a description of any “fall-out” benefits that JPMorgan may realize as a result of its relationship with the Fund; and

(xiii) information regarding potential economies of scale that JPMorgan Asia may experience in its management of the Fund.

Following receipt of the requested information, the Board and its Contracts Committee participated in several telephone calls and video meetings with their counsel and with representatives from JPMorgan and AllianzGI US. to review and discuss the materials provided and the proposed arrangements, which included meetings of the Contracts Committee and the Board on October 22, 2020, and additional meetings of the Contracts Committee and Board on November 6, 2020, at which the Board approved the Proposed Investment Advisory Agreement and related arrangements (together, the “Review Meetings”).

During the course of the Review Meetings, the Directors examined the abilities of JPMorgan Asia and other JPMorgan Entities to provide high-quality investment advisory, administrative and other services to the Fund in replacement of AllianzGI U.S. Among other information, the Trustees considered the investment philosophy and research and decision-making processes to be employed by JPMorgan Asia; that JPMorgan Asia’s fundamental bottom-up process differs in certain respects from the investment process currently employed by AllianzGI U.S. for the Fund and estimates as to portfolio turnover the Fund is expected to experience as a result of the Transition and related costs; the experience of key advisory personnel of JPMorgan Asia who would be responsible for portfolio management and trading for the Fund; the ability of JPMorgan Asia to attract and retain capable personnel; and the capabilities of the senior management and staff of JPMorgan Asia and other JPMorgan Entities who will provide services to the Fund, including those who will be proposed to serve as officers of the Fund. In addition, the Directors considered the quality of services to be provided by JPMorgan Asia and other JPMorgan Entities with respect to regulatory compliance and compliance with the investment policies and restrictions of the Fund; the nature and quality of the supervisory and administrative services that JPMorgan Entities will be responsible for providing to or procuring for the Fund; and conditions that might affect the abilities JPMorgan Asia or other JPMorgan Entities to provide high-quality services to the Fund under the Proposed Investment Advisory Agreement and Other JPMorgan Agreements. These included JPMorgan’s financial condition and operational stability, and any anticipated investment or personnel resource or capacity constraints associated with JPMorgan’s taking the Fund on as a new client.

Among other information, the Directors reviewed information showing the total return/net asset value investment performance of JPMorgan funds and accounts that focus on Korean equity securities for various time periods ended August 31, 2020 in comparison to the investment performance of the Fund and a comparative peer group of funds and an applicable benchmark index, and noted that the performance results of JPMorgan Asia in the Korean equity strategy generally compared favorably for the periods show, particularly during the three- and five-year periods.

Based on the foregoing and other considerations, the Directors concluded that JPMorgan Asia’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that JPMorgan Asia and other JPMorgan Entities would be able to meet any reasonably foreseeable obligations under the Proposed Investment Advisory Agreement and Other JPMorgan Agreements following the Transition. The Directors also determined to adopt a conditional performance-based tender offer policy for the Fund as a means to monitor the Fund’s performance and signal potential action in the event of underperformance following the Transition. See “Conditional Performance-Based Tender Offer Policy” below.

In assessing the reasonableness of the proposed fees under the Proposed Investment Advisory Agreement, the Directors considered, among other information, the proposed annual advisory fee rate payable to JPMorgan Asia of 0.70% of the Fund’s average daily net assets up to $250 million is lower than the Fund’s current investment management fee of 0.75% up to the $250 million breakpoint under the Current IMA. They also took into account that the Current IMA covers

24	The Korea Fund, Inc. Semi-Annual Report	| 12.31.20

The Korea Fund, Inc. Matters Relating to the Directors’ Consideration of the

Investment Management Agreement (unaudited) (continued)

administrative and fund accounting services that will not be provided under the Proposed Investment Management Agreement, but that JPMorgan Funds Limited and JPMorgan Chase will provide such services to the Fund pursuant to the Other JPMorgan Agreements. In this regard, the Directors took into account the proposed Fee Agreement with respect to the Other JPMorgan Agreements, together with JPMorgan Asia’s agreement to observe the Expense Limitation, such that the Fund’s fees and expenses for administrative and fund accounting services currently provided by AllianzGI U.S. will not exceed $78,000 and $20,000, respectively, for a three-year period. The Directors noted that, as a result of these proposed arrangements, the Fund’s estimated total annual expense ratio with JPMorgan following the Transition is anticipated to be approximately the same as the Fund’s current total expense ratio with AllianzGI U.S. as investment manager under the Current IMA, based on expenses and Fund asset levels for the fiscal year ended June 30, 2020. In addition, the Directors took into account information comparing the Fund’s proposed fees and estimated total expenses with the investment management fees and total expense ratios of a comparable peer group of funds based on information provided by Morningstar, which indicated that the Fund’s estimated advisory fees and total expenses following the Transition would be below average in comparison to the fees and expenses of the peer funds. The Directors also took into account information regarding the management fees charged by JPMorgan Asia to comparable funds and accounts it manages (none of which are U.S. registered closed-end funds), but in doing so considered that these comparisons may not be particularly apt in light of differences in levels of investment management and administrative services, operations, regulatory and compliance burdens and other factors differentiating the Fund from other types of funds or accounts.

The Directs also considered an estimated annual profitability analyses provided by JPMorgan Asia with respect to its relationship with the Fund, including descriptions of the methodologies and assumptions used by JPMorgan Asia in estimating profitability. Based on the information provided, the Directors determined, taking into account the various assumptions made, that such estimated profitability did not appear to be excessive.

The Directors also took into account the entrepreneurial and business risk that JPMorgan will be subject to by assuming the role of investment adviser of the Fund.

The Directors also considered the extent to which JPMorgan may realize economies of scale or other efficiencies in managing and supporting the Fund following the Transition. The Directors noted that, as a listed closed-end fund, it is not currently anticipated that the Fund will raise additional assets or otherwise grow in size other than through investment gains. However, the Directors took into account that the Proposed Investment Advisory Agreement imposes a fee waiver/breakpoint from 0.70% to 0.65% on the Fund’s average daily net assets in excess of $250 million, which would serve as a means of partially sharing economies of scale or efficiencies gained by JPMorgan Asia through asset growth above this level with Fund shareholders.

Additionally, the Independent Trustees considered so-called “fall-out benefits” to JPMorgan from JPMorgan Asia’s relationship as investment adviser to the Fund, such as research, statistical and quotation services, if any, the firm may receive from broker-dealers executing the Fund’s portfolio transactions or reputational value derived from serving as investment adviser to the Fund. They also considered the compensation and other benefits to be received by other JPMorgan Entities, including JPMorgan Funds Limited and JPMorgan Chase, for providing administrative, fund accounting, custody and other services to the Fund pursuant to the Other JPMorgan Agreements as described above.

After reviewing and considering these and other factors described herein, the Directors concluded, in their business judgment, within the context of their overall conclusions regarding the Proposed Investment Advisory Agreement and other contemplated arrangements with JPMorgan, and based on information provided and related representations made by JPMorgan Asia and other JPMorgan Entities, that they were satisfied that the proposed fees payable under the Proposed Investment Advisory Agreement represent reasonable compensation in light of the nature, extent and quality of services to be provided by JPMorgan Asia. Based on their evaluation of factors that they deemed to be material, including but not limited to those factors described above, the Board and the Independent Directors unanimously approved the Proposed Investment Advisory Agreement, having concluded that the terms of the Agreement are fair and reasonable to the Fund, and recommended that the Proposed Investment Advisory Agreement be approved by the Fund’s Stockholders at the Meeting.

12.31.20 |	The Korea Fund, Inc. Semi-Annual Report	25

Directors	Officers
Julian M.I. Reid Chairman of the Board of Directors Richard A. Silver Matthew J. Sippel Chief Legal Officer Carmine Lekstutis

Simon J. Crinage
President and Chief Executive Officer

Neil S. Martin
Treasurer, Principal Financial and Accounting Officer

Paul F. Winship
Vice President and Secretary

Steve M. Ungerman
Chief Compliance Officer

Investment Adviser

JPMorgan Asset Management (Asia Pacific) Limited

21st Floor, Charter House, 8 Connaught Road Central

Hong Kong

Fund Services Provider

JPMorgan Funds Limited,

60 Victoria Embankment

London EC4Y 0JP

UK

Custodian & Accounting Agent

JPMorgan Chase Bank N.A,

383 Madison Avenue , 11th Floor

New York, NY 10179

USA

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

USA

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

USA

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

USA

This report, including the financial information herein, is transmitted to the stockholders of The Korea Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available on the Fund’s website at www.thekoreafund.com.

Information on the Fund is available at www.thekoreafund.com or by calling the Fund’s stockholder servicing agent at (866) 706-0510.

AZ612SAR-123020

1228050

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing

ITEM 6. SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share		(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs		(d) Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

July 1-31, 2020	1,434	$28.23	[1]	1,434	[2]	502,661	[2]

August 1-31, 2020	8,033	$29.97	[1]	8,033	[2]	494,628	[2]

September 1-30, 2020	263	$29.62	[1]	263	[2]	494,365	[2]

October 1-31, 2020	—	$—		—		494,365	[2]

November 1-30, 2020	4,709	$35.27	[1]	4,709	[2]	489,656	[2]

December 1-31, 2020	6,534	$38.59	[1]	6,534	[2]	483,122	[2]

Totals	20,973

1	Subject to fees of up to $0.015 per share repurchased.
2

The Fund has a share repurchase program under which the Fund will repurchase in each twelve month period ended June 30, up to 10% of its common shares outstanding as of the close of business on June 30 the prior year, but will permit shares to be repurchased at differing discount trigger levels that will not be announced. The Fund will repurchase shares at a discount, in accordance with procedures approved by the Board. Subject to these procedures, the timing and amount of any shares repurchased will be determined by the Board and/or its Discount Management Committee in consultation with the Investment Manager.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))), as amended, are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1) Gross income from securities lending activities: Nil

(2) All fees and/or compensation for securities lending activities and related services: Nil

(3) Aggregate fees/compensation: Nil

(4) Net income from securities lending activities: Nil

The registrant’s Statement of Operations included as part of the report to shareholders filed under Item 1 of this form shows Securities Lending Income of $14. This is as a result of the true up of a prior years accrual and no income was actually received in the reporting period.

(b) The Fund may lend up to 33 1/3% of the Fund’s total assets via Goldman Sachs Bank USA (“GS Bank USA”) as lending agent to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is invested in the Blackrock T-Fund, Institutional Class. Non-cash collateral is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the custodian or collateral agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between GS Bank USA, as the securities lending agent, and the Fund.

ITEM 13. EXHIBITS

(a) (1) Not required in this filing

(a)  (2) Exhibit 99_CERT. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(a)  (4) Not applicable

(b) Exhibit 99.906_CERT. — Certification pursuant to Section  906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Korea Fund, Inc.

By:	/s/ Simon J Crinage
Simon J Crinage
President and Chief Executive Officer

Date: 3 March, 2021

By:	/s/ Neil S Martin
Neil S Martin
Treasurer, Principal Financial and Accounting Officer

Date: 3 March, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Simon J Crinage
Simon J Crinage
President and Chief Executive Officer

Date: 3 March, 2021

By:	/s/ Neil S Martin
Neil S Martin
Treasurer, Principal Financial and Accounting Officer

Date: 3 March, 2021